UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 14, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50056 (Commission File Number)	05-0527861 (I.R.S. Employer Identification No.)

4200 STONE ROAD
KILGORE, TEXAS		75662
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On September 14, 2004, Martin Midstream Partners L.P. (the “Registrant”) issued a press release announcing that it has initiated standard hurricane preparations and procedures as a result of the potential damaging weather conditions caused by approaching Hurricane Ivan. The Registrant hereby incorporates by reference into this Item 7.01 the information set forth in its press release, dated September 14, 2004, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 7.01 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press Release dated September 14, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
By:	Martin Midstream GP LLC
Its: General Partner

Date: September 15, 2004	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

3

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press Release dated September 14, 2004

4